NUVEEN LARGE CAP CORE FUND

SUPPLEMENT DATED AUGUST 3, 2018

TO THE PROSPECTUS DATED DECEMBER 29, 2017

1.	The section “Fund Summaries—Nuveen Large Cap Core Fund—Fees and Expenses of the Fund—Annual Fund Operating Expenses” is deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R6	Class I	Class T
Management Fees	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%	0.25%
Other Expenses	0.16%	0.16%	0.09%	0.16%	0.16%
Total Annual Fund Operating Expenses	1.06%	1.81%	0.74%	0.81%	1.06%
Fee Waivers and/or Expense Reimbursements[3,4]	(0.08)%	(0.08)%	(0.08)%	(0.08)%	(0.08)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.98%	1.73%	0.66%	0.73%	0.98%

1	The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.
2

Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).

3	Fee Waivers and/or Expense Reimbursements have been restated to reflect current fees.
4

The Fund’s investment adviser has agreed to waive fees and/or reimburse other Fund expenses through July 31, 2020 so that the total annual operating expenses of the Fund (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.77% of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual operating expenses for the Class R6 shares will be less than the expense limitation. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

2.	The section “Fund Summaries—Nuveen Large Cap Core Fund—Fees and Expenses of the Fund—Example” is deleted in its entirety and replaced with the following:

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that the fee waivers currently in place are not renewed beyond July 31, 2020. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C	Class R6	Class I	Class T
1 Year	$669	$176	$67	$75	$347
3 Years	$878	$554	$221	$243	$564
5 Years	$1,112	$965	$396	$434	$805
10 Years	$1,781	$2,114	$904	$987	$1,498

3.	The fifth and sixth paragraphs of the section “How We Manage Your Money—Who Manages the Funds—Management Fees” are deleted in their entirety and replaced with the following:

Nuveen Fund Advisors has agreed to waive fees and/or reimburse expenses so that the total annual operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) for the Funds do not exceed the percentages of the average daily net assets listed below of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual operating expenses for the Class R6 shares will be less than the expense limitation.

Nuveen Large Cap Value Fund	0.79% through July 31, 2019 and 1.20% thereafter
Nuveen Large Cap Core Fund	0.77% through July 31, 2020
Nuveen Large Cap Growth Fund	0.77% through July 31, 2019
Nuveen Growth Fund	0.81% through July 31, 2019 and 1.40% thereafter
Nuveen Equity Long/Short Fund	1.40% through July 31, 2019
Nuveen Equity Market Neutral Fund	1.40% through July 31, 2019

The expense limitations expiring July 31, 2019 and July 31, 2020 may be terminated or modified prior to those dates only with the approval of the Board of Trustees of the Funds. The permanent expense limitations in effect thereafter for Nuveen Large Cap Value Fund and Nuveen Growth Fund may be terminated or modified only with the approval of shareholders of the Funds.

PLEASE KEEP THIS WITH YOUR PROSPECTUS

FOR FUTURE REFERENCE

MGN-LCCP-0818P